UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number:	811-06120

Exact name of registrant as specified in charter:	Aberdeen Israel Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

Item 1 - Reports to Stockholders.

Aberdeen Israel Fund, Inc. (ISL)

Semi-Annual Report
June 30, 2017

Haifa is a major seaport that also is home to the oldest and largest high-tech parks in Israel.

Aberdeen
Simply asset management.

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Israel Fund, Inc. (the “Fund”), for the six-month period ended June 30, 2017. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Israeli companies.

NAV Total Return Performance

For the six-month period ended June 30, 2017, the total return to shareholders of the Fund based on the net asset value (“NAV”), net of fees, of the Fund was 15.5%, assuming reinvestment of dividends and distributions, versus a return of 10.8% for the Fund’s benchmark, the Tel Aviv-125 Index1 (“TA-125 Index”). The Fund’s total return for the six-month period ended June 30, 2017 is based on the reported NAV at the financial reporting period end.

Share Price, Total Return Performance & Discount

For the six-month period ended June 30, 2017, based on market price, the Fund’s total return was 20.3%, assuming reinvestment of dividends and distributions. The Fund’s share price increased by 20.3% over the six-month period, from $16.07 on December 31, 2016 to $19.34 on June 30, 2017. The Fund’s share price on June 30, 2017 represented a discount of 12.5% to the NAV per share of $22.11 on that date, compared with a discount of 16.0% to the NAV per share of $19.14 on December 31, 2016.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at a discount to the NAV that is above an established threshold and management believes such repurchases may enhance shareholder value. During the six-month period ended June 30, 2017, the Fund repurchased 30,365 shares. During the fiscal year ended December 31, 2016, the Fund repurchased 57,972 shares.

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment adviser and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC, announced on March 6, 2017 (“Merger”), closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Fund are not required to take any action as a result of the Merger. Following the Merger, the Fund’s investment adviser and administrator are each an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The investment advisory and administration agreements for the Fund, the services provided under the agreements, and the fees charged for services did not change as a result of the Merger. The portfolio management team for the Fund did not change as a result of the Merger.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial adviser or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio

All amounts are U.S. Dollars unless otherwise stated.

1       The TA-125 Index is a stock market index of the 125 most highly capitalized companies listed on the Tel Aviv Stock Exchange. The TA-125 Index is unmanaged and has been provided for comparison purposes only. Prior to February 12, 2017, the Fund’s benchmark was the Tel Aviv 100 Index (“TA-100 Index”), which was reconstituted to include 125 companies as of that date. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit www.aberdeenisl.com.

Aberdeen Israel Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenisl.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

Contact Us:

•    Visit: cef.aberdeen-asset.us;

•    Watch: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;

•    Email: InvestorRelations@aberdeen-asset.com; or

•    Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

2	Aberdeen Israel Fund, Inc.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Report of the Investment Adviser (unaudited)

Market/economic review

Israeli equities rose during the six-month period ended June 30, 2017, with the shekel’s strength amplifying market returns in U.S. dollar terms. During this period, Bank of Israel’s monetary policy remained unchanged, which helped support investor sentiment, along with relatively robust economic growth.

The shekel remained firm, strengthening by approximately 9.5% against the U.S. dollar during the reporting period. This put a lid on inflation, with consumer prices rising at an annualized rate of just 0.8% in May 2017, below the central bank’s target range of 1%-3%. Nevertheless, an improvement in exports helped lift gross domestic product (GDP) growth to an annualized rate of 1.4% in the first quarter of 2017 – albeit this was a slower rate than that of the previous three months. Good domestic consumption was underpinned by a buoyant jobs market.

The Tel Aviv Stock Exchange revamped several of its equity indices in February 2017, in an effort to boost the number of companies held and provide greater exposure to investors. This resulted in the replacement of the Tel Aviv (TA)-100 Index with the new TA-125 Index,* which is the Fund’s new benchmark.

Fund performance review

The Fund outperformed its benchmark, the TA-125 Index, for the six-month period ended June 30, 2017, benefiting from both positive stock selection and asset allocation.

From a sector standpoint, the key contributor to Fund performance for the period was the underweight allocation to the healthcare sector relative to the Fund’s benchmark. Specifically, the Fund’s lack of exposure to diversified healthcare company Opko Health and pharmaceutical firm Mylan benefited relative performance, as both companies endured ongoing pricing pressure in the sector. Opko Health was further hampered by greater-than-expected losses for the first quarter of its 2017 fiscal year, while Mylan faced increasing competition in the U.S. market and a shareholder revolt to oust the board. The Fund’s holding in Teva Pharmaceutical Industries detracted from performance as the generic drug maker’s share price fell in tandem with the healthcare sector. Additionally, the company reported lackluster quarterly results during the reporting period.

The Fund’s overweight exposure to the consumer staples sector relative to the benchmark, the TA-125 Index, also enhanced performance for the reporting period due mainly to the holdings in Rami Levy Chain Stores and Strauss Group. Discount food chain operator Rami Levy Chain Stores’ share price rose firmly on expectations that its results for the full 2017 fiscal year will be robust, while food products manufacturer Strauss Group reported healthy earnings for the first quarter of its 2017 fiscal year.

At the stock level, the Fund’s holding in Check Point Software Technologies was the largest contributor to performance for the reporting period. The company’s share price rallied on the back of robust quarterly results, although it later declined on profit-taking in the broader technology sector. Flavors and fragrances manufacturer Frutarom’s share price also rose over the period, benefiting from the company’s strong organic growth and expectations that recent acquisitions will soon be accretive to its earnings.

*       Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit aberdeen-asset.us.

Aberdeen Israel Fund, Inc.	3

Report of the Investment Adviser (unaudited) (concluded)

Conversely, the Fund’s lack of exposure to Tower Semiconductor weighed on performance for the reporting period as the company reported healthy sales growth for the first quarter of its 2017 fiscal year. The absence of a position in Israel Discount Bank also detracted from the Fund’s relative performance. The lender reported healthy results over the reporting period, buttressed by solid loan growth. Nonetheless, we still believe that there are better value and prospects in other banks, such as Fund holdings Mizrahi Tefahot Bank, Bank Leumi Le Israel, and Bank Hapoalim.

Outlook

The Bank of Israel recently raised its economic growth forecast for 2017. After a protracted period when GDP was mainly driven by domestic consumption, we think there are now signs that the global economic recovery will help revive exports and business investments. Nonetheless, we expect the monetary policymakers to continue to intervene when necessary to curtail the appreciation of the shekel, which, in the central bank’s view, remains overvalued and a hindrance to export growth. Meanwhile, we believe that continued firm domestic consumption could receive a further boost from finance ministry proposals to alleviate the high cost of living for families through subsidies for education and tax cuts on household items, though this remains to be seen. We are optimistic about the Fund’s holdings, which have navigated challenging operating environments fairly well thus far, supported by what we believe are prudent management, sound finances and sustainable business models. In our opinion, this should continue to cushion these companies against potential external risks including faster-than-expected U.S. monetary policy normalization and a worse-than-anticipated slowdown in China, which could have global repercussions.

Aberdeen Asset Managers Limited

4	Aberdeen Israel Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the six-month and average annual Fund performance compared to the TA-125 Index*, the Fund’s benchmark, for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of June 30, 2017.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	15.5%	20.9%	5.6%	12.2%	6.3%
Market Value	20.3%	22.8%	5.6%	12.0%	5.5%
TA-125 Index*	10.8%	17.4%	0.4%	8.3%	3.6%

Aberdeen Asset Managers Limited, the Fund’s investment adviser, has entered into a written contract with the Fund to waive certain fees without which total return performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. Aberdeen Asset Management Inc., the Fund’s administrator and provider of investor relations services, has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended June 30, 2017. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenisl.com or by calling 800-522-5465.

The total annualized expense ratio, excluding fee waivers, based on the six-month period ended June 30, 2017 was 1.73%. The total annualized expense ratio, net of fee waivers, based on the six-month period ended June 30, 2017 was 1.51%.

*    Prior to February 12, 2017, the Index was knows as the Tel Aviv 100 Index and included 100 companies. Effective February 12, 2017, the Index was expanded to include 125 companies and was renamed the Tel Aviv 125 Index

Aberdeen Israel Fund, Inc.	5

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets as of June 30, 2017. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 subindustries. An industry classification standard sector can include more than one industry group. As of June 30, 2017, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

Sectors	As a Percentage of Net Assets
Information Technology	31.0%	*
Financials	15.7%
Health Care	13.5%
Materials	11.7%
Consumer Staples	8.0%
Real Estate	4.8%
Industrials	4.6%
Telecommunication Services	4.6%
Consumer Discretionary	2.9%
Private Equity	0.7%
Short-Term Investment	2.3%
Other Assets in Excess of Liability	0.2%
	100.0%

*     As of June 30, 2017, the Information Technology sector consisted of seven industries, of which the following four were represented in the Fund’s portfolio: Communications Equipment, Information Technology Services, Internet Software & Services and Software which represented 7.5%, 4.7%, 0.6% and 18.2%, respectively, of the Fund’s net assets.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2017:

Name of Security	As a Percentage of Net Assets
Check Point Software Technologies Ltd.	11.8%
Frutarom Industries Ltd.	9.6%
Ituran Location and Control Ltd.	7.5%
Perrigo Co. PLC	6.9%
Teva Pharmaceutical Industries Ltd.	6.6%
NICE Ltd.	5.2%
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	4.9%
Mizrahi Tefahot Bank Ltd.	4.8%
Azrieli Group Ltd.	4.8%
Bank Hapoalim BM	4.7%

6	Aberdeen Israel Fund, Inc.

Portfolio of Investments

As of June 30, 2017

Shares		Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—97.5%
COMMON STOCKS—96.8%
ISRAEL—85.3%
74,600		Azrieli Group Ltd.(a)	Real Estate Management & Development—4.8%	$ 4,143,964
602,600		Bank Hapoalim BM(a)	Banks—4.7%	4,063,434
762,000		Bank Leumi Le-Israel BM(a)	Banks—4.2%	3,702,183
2,404,704		Bezeq The Israeli Telecommunication Corp. Ltd.(a)	Diversified Telecommunication Services—4.6%	3,988,899
94,653		Check Point Software Technologies Ltd.(b)	Software—11.8%	10,324,749
32,735		Elbit Systems Ltd.(a)	Aerospace & Defense—4.6%	4,038,011
98,000		First International Bank of Israel Ltd.(a)	Banks—2.0%	1,775,536
119,000		Fox Wizel Ltd.	Textiles, Apparel & Luxury Goods—2.9%	2,507,346
120,000		Frutarom Industries Ltd.(a)	Chemicals—9.6%	8,377,503
389,500		Israel Chemicals Ltd.(a)	Chemicals—2.1%	1,837,362
210,046		Ituran Location and Control Ltd.	Communications Equipment—7.5%	6,574,440
415,000		Matomy Media Group Ltd.(b)	Internet Software & Services—0.6%	526,328
230,600		Mizrahi Tefahot Bank Ltd.(a)	Banks—4.8%	4,192,812
58,000		NICE Ltd.(a)	Software—5.2%	4,569,599
86,516		Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	Food & Staples Retailing—4.9%	4,250,962
95,225		Sapiens International Corp. NV(a)	Software—1.2%	1,089,332
136,000		Strauss Group Ltd.(a)	Food Products—3.1%	2,661,605
174,820		Teva Pharmaceutical Industries Ltd.(a)	Pharmaceuticals—6.6%	5,763,976
				74,388,041
UNITED STATES—11.5%
63,000		Amdocs Ltd.	Information Technology Services—4.7%	4,060,980
79,000		Perrigo Co. PLC(a)	Pharmaceuticals—6.9%	6,004,822
				10,065,802
		Total Common Stocks		84,453,843
PRIVATE EQUITY—0.7%
GLOBAL—0.1%*
2,237,292	(c)	Emerging Markets Ventures I, L.P.(a)(b)(d)(e)(f)(g)	Private Equity—0.1%	38,124
ISRAEL—0.6%
1,250,001	(c)	ABS GE Capital Giza Fund, L.P.(a)(b)(d)(f)(g)	Private Equity— –%	31,000
1,674,588	(c)	BPA Israel Ventures, LLC(a)(b)(d)(e)(f)(g)	Private Equity—0.2%	183,351
250,440	(c)	Delta Fund I, L.P.(a)(b)(d)(f)(g)	Private Equity—0.1%	53,564
36,320		Exent Technologies Ltd. Preferred A1 Shares(a)(b)(d)(g)(h)(i)	Private Equity— –%	–
31,152		Exent Technologies Ltd. Preferred C Shares(a)(b)(d)(g)(h)(i)	Private Equity— –%	–
7,858		Exent Technologies Ltd. Warrants A1(a)(b)(d)(g)(h)(i)	Private Equity— –%	–
23,428		Flash Networks Ltd. Ordinary Shares(a)(b)(d)(g)(h)(i)	Private Equity— –%	16,795
6		Flash Networks Ltd. Series C Preferred(a)(b)(d)(g)(h)(i)	Private Equity— –%	–
11,632		Flash Networks Ltd. Series C-1 Preferred(a)(b)(d)(g)(h)(i)	Private Equity— –%	–
6,763		Flash Networks Ltd. Series D Preferred(a)(b)(d)(g)(h)(i)	Private Equity— –%	–
4,976		Flash Networks Ltd. Series E Preferred(a)(b)(d)(g)(h)(i)	Private Equity— –%	–
11		Flash Networks Ltd. Warrants C(a)(b)(d)(g)(h)(i)	Private Equity— –%	–
26		Flash Networks Ltd. Warrants Ordinary(a)(b)(d)(g)(h)(i)	Private Equity— –%	–
1,250,000	(c)	Giza GE Venture Fund III, L.P.(a)(b)(d)(f)(g)	Private Equity— –%	25,100
761,184	(c)	Neurone Ventures II, L.P.(a)(b)(d)(g)(h)	Private Equity—0.3%	243,221
32,574		Vidyo, Inc. Trust A (Preferred)(a)(b)(d)(g)(h)(j)	Private Equity— –%	–
15,531		Vidyo, Inc. Trust B (Preferred)(a)(b)(d)(g)(h)(j)	Private Equity— –%	–

Aberdeen Israel Fund, Inc.	7

Portfolio of Investments (concluded)

As of June 30, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
PRIVATE EQUITY (continued)
ISRAEL (continued)
13,219	Vidyo, Inc. Trust B1 (Preferred)(a)(b)(d)(g)(h)(j)	Private Equity— –%	$ –
6,864	Vidyo, Inc. Trust C (Preferred)(a)(b)(d)(g)(h)(j)	Private Equity— –%	–
4,150	Vidyo, Inc. Trust C1 (Preferred)(a)(b)(d)(g)(h)(j)	Private Equity— –%	–
1,802	Vidyo, Inc. Trust Common(a)(b)(d)(g)(h)(j)	Private Equity— –%	–
2,713	Vidyo, Inc. Trust D (Preferred)(a)(b)(d)(g)(h)(j)	Private Equity— –%	–
			553,031
	Total Private Equity—0.7% (cost $3,838,266)		591,155
	Total Long-Term Investments—97.5% (cost $50,100,369)		85,044,998
SHORT-TERM INVESTMENT—2.3%
UNITED STATES—2.3%
2,022,462	State Street Institutional U.S. Government Money Market Fund(k)		2,022,462
	Total Short-Term Investment—2.3% (cost $2,022,462)		2,022,462
	Total Investments—99.8% (cost $52,122,831)(l)		87,067,460
	Other Assets in Excess of Liabilities—0.2%		170,910
	Net Assets—100.0%		$87,238,370

(a)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)	Non-income producing security.
(c)	Represents contributed capital.
(d)	Illiquid security.
(e)	As of June 30, 2017, the aggregate amount of open commitments for the Fund is $888,120.
(f)	In liquidation.
(g)	Restricted security, not readily marketable. See Note 6 of the accompanying Notes to Financial Statements.
(h)	Active investments.
(i)	Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust. See Note 6 of the accompanying Notes to Financial Statements.
(j)	Vidyo, Inc. Trust was a spinoff from SVE Star Ventures IX. See Note 6 of the accompanying Notes to Financial Statements.
(k)	Registered investment company advised by State Street Global Advisors.
(l)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
*	“Global” is the percentage attributable to the Fund’s holding in a private equity fund which invests globally and is not categorized under a particular country.

See Notes to Financial Statements.

8	Aberdeen Israel Fund, Inc.

Statement of Assets and Liabilities (unaudited) As of June 30, 2017

Assets
Investments, at value (cost $50,100,369)	$ 85,044,998
Short-term investments, at value (cost $2,022,462)	2,022,462
Foreign currency, at value (cost $52,265)	52,285
Interest and dividends receivable	54,258
Israeli tax refunds receivable (Note 2)	540,339
Total assets	87,714,342
Liabilities
Investment advisory fees payable (Note 3)	190,261
Payable for investments purchased	157,192
Audit fee payable	62,484
Administration fees payable (Note 3)	16,690
Director fees payable	15,000
Investor relations fees payable (Note 3)	10,759
Other accrued expenses	23,586
Total liabilities	475,972

Net Assets	$ 87,238,370
Composition of Net Assets
Common stock (par value $.001 per share) (Note 5)	$ 3,945
Paid-in capital in excess of par	48,300,762
Accumulated net investment income	32,311
Accumulated net realized gain from investment and foreign currency transactions	3,956,243
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	34,945,109
Net Assets	$ 87,238,370
Net asset value per share based on 3,945,468 shares issued and outstanding	$ 22.11

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.	9

Statement of Operations (unaudited)

For the Six-Month Period Ended June 30, 2017

Net Investment Income

Income:
Dividends and other income (net of foreign withholding taxes of $192,920)	$ 700,200
Israeli tax reclaims	98,238
Total Investment Income	798,438

Expenses:
Investment advisory fee (Note 3)	443,151
Directors’ fees and expenses	58,000
Independent auditors’ fees and expenses	38,729
Custodian’s fees and expenses	33,396
Administration fee (Note 3)	32,296
Investor relations fees and expenses (Note 3)	25,413
Reports to shareholders and proxy solicitation	24,019
Transfer agent’s fees and expenses	14,394
Legal fees and expenses	11,857
Insurance expense	11,694
Miscellaneous	3,552
Total expenses	696,501
Less: Investor relations fee waiver (Note 3)	(4,900)
Less: Investment advisory fee waiver (Note 3)	(82,705)
Net expenses	608,896

Net Investment Income	189,542

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions(a)	1,217,226
Foreign currency transactions	(5,176)
1,212,050
Net change in unrealized appreciation/(depreciation) on:
Investments	10,210,929
Foreign currency translation	429
10,211,358
Net realized and unrealized gain from investment and foreign currency related transactions	11,423,408
Net Increase in Net Assets Resulting from Operations	$11,612,950

(a) Includes realized gain portion of distributions from underlying private equity investments of $0.

See Notes to Financial Statements.

10	Aberdeen Israel Fund, Inc.

Statements of Changes in Net Assets (unaudited)

	For the Six-Month Period Ended June 30, 2017 (unaudited)	For the Year Ended December 31, 2016
Increase/(Decrease) in Net Assets
Operations
Net investment income/(loss)	$ 189,542	$ (14,556)
Net realized gain from investment and foreign currency related transactions	1,212,050	3,389,449
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	10,211,358	(6,249,923)
Net increase/(decrease) in net assets resulting from operations	11,612,950	(2,875,030)
Distributions to Shareholders from:
Net investment income	–	(24,995)
Net realized gains	–	(3,260,562)
Net decrease in net assets from distributions	–	(3,285,557)
Common Share Transactions
Repurchase of common share from open market repurchase program of (30,365 and 57,972 shares, respectively) (Note 7)	(505,321)	(960,078)
Change in net assets from capital transactions	(505,321)	(960,078)
Change in net assets resulting from operations	11,107,629	(7,120,665)
Net Assets
Beginning of period	76,130,741	83,251,406
End of period (including accumulated net investment income/(distributions in excess of net investment income) of $32,311 and ($157,231), respectively)	$87,238,370	$76,130,741

Amounts listed as “-” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.	11

Financial Highlights

	For the Six-Month Period Ended June 30, 2017		For the Fiscal Years Ended December 31,
	(unaudited)		2016		2015		2014	2013	2012
PER SHARE OPERATING PERFORMANCE(a)
Net asset value per common share, beginning of period	$19.15		$20.64		$19.32		$19.44	$15.49	$14.60
Net investment income	0.05		–		0.01		0.20	0.24	0.18
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	2.88		(0.70)		1.29		0.22	3.92	1.12
Total from investment operations applicable to common shareholders	2.93		(0.70)		1.30		0.42	4.16	1.30
Dividends and distributions to common shareholders from:
Net investment income	–		(0.01)		–		(0.23)	(0.24)	(0.17)
Net realized gains	–		(0.82)		–		(0.38)	(0.02)	(0.24)
Total distributions	–		(0.83)		–		(0.61)	(0.26)	(0.41)
Capital Share Transactions:
Impact of open market repurchase policy (Note 7)	0.03		0.04		0.02		0.07	0.05	–
Total capital share transactions	0.03		0.04		0.02		0.07	0.05	–
Net asset value per common share, end of period	$22.11		$19.15		$20.64		$19.32	$19.44	$15.49
Market value, end of period	$19.34		$16.07		$17.26		$16.60	$16.86	$13.10

Total Investment Return Based on(b):
Market value	20.35%		(2.18%	)	3.98%		2.01%	30.64%	5.82%
Net asset value	15.46%	(c)	(2.53%	)(c)	6.83%	(c)	2.96% (c)	27.39%	9.28%

Ratio to Average Net Assets/Supplementary Data
Net assets, end of period (000 omitted)	$87,238		$76,131		$83,251		$78,625	$81,355	$66,085
Average net assets (000 omitted)	$81,409		$79,692		$84,443		$82,185	$73,235	$63,372
Total expenses, net of fee waivers	1.51%	(d)	1.53%		1.55%		1.55%	1.55%	1.62%
Total expenses, excluding fee waivers	1.73%	(d)	1.75%		1.78%		1.76%	1.76%	1.86%
Net investment income/(loss)	0.47%	(d)	(0.02%	)	0.06%		1.02%	1.37%	1.18%
Portfolio turnover	5.21%		11.50%		11.14%		16.19%	5.44%	11.44%

(a)	Based on average shares outstanding.
(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

(d)	Annualized.

Amounts listed as “-” are $0 or round to $0.

See Notes to Financial Statements.

12	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (unaudited)

June 30, 2017

1. Organization

Aberdeen Israel Fund, Inc. (the “Fund”) was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund trades on the NYSE MKT under the ticker symbol “ISL”.

The Fund seeks long-term capital appreciation by investing primarily in equity securities of Israeli companies.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The Fund may also invest in private equity private placement securities, which represented 0.7% of the net assets of the Fund as of June 30, 2017. The private equity private placement securities in which the Fund is invested are deemed to be restricted securities. In the absence of readily ascertainable market values, these securities are valued at fair value as determined in good faith by, or under the direction of the Board, pursuant to valuation policies and procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying

Aberdeen Israel Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

values, and the difference could be material. These securities are stated at fair value as determined by the Fund’s Pricing Committee by utilizing the net asset valuations provided by the underlying funds as a practical expedient. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Communications Equipment	$6,574,440	$–	$–	$6,574,440
Food & Staples Retailing	4,250,962	–	–	4,250,962
Information Technology Services	4,060,980	–	–	4,060,980
Internet Software & Services	526,328	–	–	526,328
Software	10,324,749	5,658,931	–	15,983,680
Textiles, Apparel & Luxury Goods	2,507,346	–	–	2,507,346
Other	–	50,550,107	–	50,550,107
Short-Term Investment	2,022,462	–	–	2,022,462
Total	$30,267,267	$56,209,038	$–	$86,476,305
Private Equity(a)				591,155
Total Investments				$87,067,460

Amounts listed as “-” are $0 or round to $0.

(a)

Private Equity investments are measured at the net asset valuations, as a practical expedient for fair value, and are not required to be classified in the fair value hierarchy as per Accounting Standards Update 2015-07. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Portfolio of Investments.

14	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each fiscal period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. For the six-month period ended June 30, 2017, securities issued by Fox Wizel Ltd. and Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. transferred from Level 2 to Level 1 at the values of $2,507,346 and $4,250,962, respectively, because the securities could be valued without the application of a valuation factor at June 30, 2017. For the six-month period ended June 30, 2017, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)    market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)   purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis (“book/tax”) differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve

Aberdeen Israel Fund, Inc.	15

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

f. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

g. Foreign Withholding Tax:

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange (“TASE”). Gains derived from Israeli securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax, provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that supports the infrastructure of Israel are considered approved investments. Any gains sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the six-month period ended June 30, 2017, the Fund did not incur any Israeli capital gains taxes.

Dividends derived from listed or approved Israeli securities are subject to a 20% withholding tax, while dividends from unlisted or unapproved securities are subject to a 25% withholding tax. The Fund accrued a refund of a portion of these amounts withheld. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. Withholding taxes are accrued when the related income is earned. As of June 30, 2017, the Fund has filed the necessary returns with the Israel tax authority to reclaim a portion of the withholding taxes as previously paid in the amount $540,339 as noted in the Statement of Assets and Liabilities.

h. Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the private equity investments, which are classified as partnerships, and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

i. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments. During the six-month period ended June 30, 2017, the Fund did not hold a repurchase agreement.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is an indirectly wholly-owned subsidiary of Standard Life Aberdeen plc. AAML receives, as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the first $50 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.25% on amounts from $50-$100 million, 1.20% on amounts from $100-$150 million, 1.15% on amounts from $150-$200 million and 1.05% on amounts above $200 million. AAML has agreed to contractually waive 0.24% of its annual advisory fee in an advisory fee waiver agreement (“Waiver Agreement”). The Waiver Agreement may not be terminated prior to the end of the current term of the advisory agreement without the prior approval of the Fund’s Board of Directors, including a majority of the Directors of the Fund who are not “interested persons,” as such term is defined in the 1940 Act (the “Independent Directors”). For the six-month period

16	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

ended June 30, 2017 AAML earned $443,151 for advisory services, of which AAML waived $82,705.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, is the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee paid by the Fund, computed monthly and payable quarterly, at an annual fee rate of 0.08% of the Fund’s average net monthly assets. For the six-month period ended June 30, 2017, AAMI earned $32,296 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties hired by AAMI), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended June 30, 2017, the Fund incurred investor relations fees of approximately $22,391, of which AAMI waived $4,900 for investor relations services. The investor relations fees incurred during the period will not tie to the “Investor relations fees” line item in the Statement of Operations because the figure in the Statement of Operations includes an adjustment for amounts accrued during the Fund’s prior fiscal year.

d. Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, up to 100% of the annual retainer can be invested in shares of the Fund. During the six-month period ended June 30, 2017, 1,119 shares were purchased pursuant to the Directors’ compensation plan. As of June 30, 2017, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2017, were $4,157,964 and $6,937,102, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. As of June 30, 2017, there were 3,945,468 shares of common stock issued and outstanding.

6. Private Equity Investments

Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security(1)	Acquisition Date(s)	Total Commitments	Cost	Fair Value At 6/30/17	Percent of Net Assets	Cumulative Distributions Received(4)

ABS GE Capital Giza Fund, L.P.	02/03/98 – 02/13/02	$1,250,000	$985,303	$31,000	0.03	$1,660,765
BPA Israel Ventures, LLC(5)	10/05/00 – 12/09/05	2,300,000	929,845	183,351	0.21	327,976
Delta Fund I, L.P.	11/15/00 – 03/28/07	250,000	89,240	53,564	0.06	339,118
Emerging Markets Ventures I, L.P.(5)	01/22/98 – 01/10/06	2,500,000	762,340	38,124	0.05	2,573,955
Exent Technologies Ltd. Preferred A1 Shares(3)	11/29/15	–	59,400	–	–	–

Aberdeen Israel Fund, Inc.	17

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

Security(1)	Acquisition Date(s)	Total Commitments	Cost	Fair Value At 6/30/17	Percent of Net Assets	Cumulative Distributions Received(4)

Exent Technologies Ltd. Preferred C Shares(3)	11/29/15	$–	$–	$–	–	$–
Exent Technologies Ltd. Warrants A1(3)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Ordinary Shares(3)	11/29/15	–	54,613	16,795	0.02	–
Flash Networks Ltd. Series C Preferred(3)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series C-1 Preferred(3)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series D Preferred(3)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series E Preferred(3)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Warrants C(3)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Warrants Ordinary(3)	11/29/15	–	–	–	–	–
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	1,250,000	771,227	25,100	0.03	395,032
Neurone Ventures II, L.P.	11/24/00 – 12/21/10	750,000	115,997	243,221	0.28	533,564
Vidyo, Inc. Trust A (Preferred)(2)	11/22/13	–	29,796	–	–	–
Vidyo, Inc. Trust B (Preferred)(2)	11/22/13	–	14,207	–	–	–
Vidyo, Inc. Trust B1 (Preferred)(2)	11/22/13	–	12,092	–	–	–
Vidyo, Inc. Trust C (Preferred)(2)	11/22/13	–	6,279	–	–	–
Vidyo, Inc. Trust C1 (Preferred)(2)	11/22/13	–	3,796	–	–	–
Vidyo, Inc. Trust Common(2)	11/22/13	–	1,649	–	–	–
Vidyo, Inc. Trust D (Preferred)(2)	11/22/13	–	2,482	–	–	–
Total		$8,300,000	$3,838,266	$591,155	0.68	$5,830,410

Amounts listed as “ – “ are $0 or round to $0.

(1)

Exent Technologies Ltd., Flash Networks Ltd., Neurone Ventures II, L.P. and Vidyo, Inc. Trust are still considered active investments by the Fund’s Adviser. ABS GE Capital Giza Fund, L.P., BPA Israel Ventures, LLC, Delta Fund I, L.P., Emerging Markets Ventures I, L.P. and Giza GE Venture Fund III, L.P are in liquidation.

(2)

Vidyo, Inc. Trust was a spinoff from SVE Star Ventures IX. SVE Star Ventures IX reached the end of its term in 2012 and, accordingly, its entire portfolio was sold in a secondary transaction which closed on December 24, 2012. During the secondary transaction, the Fund’s pro rata holdings in Vidyo (and its affiliate Delta Vidyo) were excluded from the transaction, placed in trust and considered as a distribution-in-kind.

(3)	Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust.

(4)	Cumulative Distributions include distributions received from Income, realized gains or return of capital. Distributions from return of capital will reduce the cost basis of the security.

(5)	BPA Israel Ventures LLC has open commitments of $625,412. Emerging Markets Ventures I, L.P. has open commitments of $262,708.

18	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

The Fund may incur certain costs in connection with the disposition of the above securities.

7. Open Market Repurchase Program

The Board has authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended June 30, 2017, the Fund repurchased and retired 30,365 shares through this program. During the fiscal year ended December 31, 2016, the Fund repurchased and retired 57,972 shares.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Risks Associated with Israeli Markets:

Investments in Israel may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

c. Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

d. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Aberdeen Israel Fund, Inc.	19

Notes to Financial Statements (unaudited) (concluded)

June 30, 2017

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise.

e. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2017 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$52,122,831	$39,216,571	$(4,271,942)	$34,944,629

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2017.

20	Aberdeen Israel Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on March 30, 2017 at 1735 Market Street, 32nd Floor, Philadelphia, PA. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two Class II Directors to the Board of Directors:

	Votes For	Votes Against	Abstain
James J. Cattano	3,219,257	127,165	60,937
Steven N. Rappaport	3,242,254	122,887	42,218

Directors whose term of office continued beyond the meeting are as follows: Enrique R. Arzac and Lawrence J. Fox.

Change in Independent Registered Public Accounting Firm

On June 13, 2017, the Board of Directors approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund, effective June 15, 2017. The Board’s decision to approve the dismissal of PwC was recommended by the Audit Committee of the Board. On June 15, 2017, the Fund dismissed PwC. The reports of PwC on the Fund’s financial statements as of and for the two most recent fiscal years (ended December 31, 2016 and December 31, 2015) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s two most recent fiscal years (ended December 31, 2016 and December 31, 2015) and the subsequent interim period through June 15, 2017, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years. During the Fund’s two most recent fiscal years (ended December 31, 2016 and December 31, 2015) and the subsequent interim period through June 15, 2017, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On June 13, 2017, upon the recommendation of the Audit Committee, the Board approved the engagement of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2017, effective June 15, 2017. During the Fund’s two most recent fiscal years (ended December 31, 2016 and December 31, 2015) and the subsequent interim period through June 15, 2017, neither the Fund, nor anyone on its behalf consulted with KPMG, on behalf of the Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Aberdeen Israel Fund, Inc.	21

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

Officers

Christian Pittard, Chief Executive Officer and President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Joseph Andolina, Vice President-Compliance

Alan Goodson, Vice President

Bev Hendry, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-800-522-5465
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

The accompanying Financial Statements as of June 30, 2017, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Israel Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “ISL”. Information about the Fund’s net asset value and market price is available at www.aberdeenisl.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Israel Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

ISL-SEMI-ANNUAL

Item 2 - Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3 - Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5 — Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6 - Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)   Not applicable to semi-annual report on Form N-CSR.

(b)   During the period ended June 30, 2017, there were no changes in the Portfolio Managers.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
January 1, 2017 through January 31, 2017	12,048	$16.23	12,048	118,363
February 1, 2017 through February 28, 2017	13,493	$16.64	13,493	104,870
March 1, 2017 through March 31, 2017	4,200	$17.42	4,200	100,670
April 1, 2017 through April 30, 2017	None	None	None	100,670
May 1, 2017 through May 31, 2017	624	$18.56	624	100,046
June 1, 2017 through June 30, 2017	None	None	None	100,046
Total	30,365	$16.62	30,365	—

(1)  The program was authorized on December 6, 2011.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)            The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)            There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Israel Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Israel Fund, Inc.

Date: September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Israel Fund, Inc.

Date: September 6, 2017

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Israel Fund, Inc.

Date: September 6, 2017